SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

December 10, 2002

WARWICK COMMUNITY BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-23293	06-1497903
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

18 Oakland Avenue, Warwick, New York	10990-0591
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 986-2206

N/A

(Former name or former address, if changed since last report)

NEXT PAGE

ITEM 9.  REGULATION FD DISCLOSURE

On December 10, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing that the Registrant's Chairman of the Board and Chief Executive Officer, Fred G. Kowal, will speak at the New York Society of Security Analysts, Inc. Banking Conference in New York City on December 12, 2002. A web cast of the event will be available through NYSSA's web site, http://www.twst.com/econf/mm/nyssa16/wsbi.html. The slide presentation to be given at this Conference is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference. A copy of the materials may be obtained from the Shareholder Relations Department by calling (845) 986-2206, X2214.

2
NEXT PAGE

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WARWICK COMMUNITY BANCORP, INC.
Date: December 10, 2002	By: /s/ Fred G. Kowal Fred G. Kowal Chairman and Chief Executive Officer

3
NEXT PAGE

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 10, 2002
99.2	Slide Presentation to be given by Fred G. Kowal December 12, 2002